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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

          Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that the Schedule 13D to which this Joint Filing Agreement is being filed as an exhibit shall be a joint statement filed on behalf of each of the undersigned.

Date:  February 23, 2001

                                             STILWELL VALUE PARTNERS I, L.P.

                                             /s/ Joseph Stilwell
                                             -----------------------------------
                                             By: STILWELL VALUE LLC
                                                 General Partner

                                             /s/ Joseph Stilwell
                                             -----------------------------------
                                             By: Joseph Stilwell
                                                 Managing and Sole Member

                                             STILWELL ASSOCIATES, L.P.

                                             /s/ Joseph Stilwell
                                             -----------------------------------
                                             By: Joseph Stilwell
                                                 General Partner

                                             STILWELL VALUE LLC

                                             /s/ Joseph Stilwell
                                             -----------------------------------
                                             By: Joseph Stilwell
                                                 Managing and Sole Member

                                             JOSEPH STILWELL

                                             /s/ Joseph Stilwell
                                             -----------------------------------
                                             Joseph Stilwell